Refund liabilities	12 Months Ended
Dec. 31, 2025
Refund Liabilities [Abstract]
Refund liabilities
5.29 Refund liabilities
A refund liability has to be recognized when the customer has already provided a consideration which is expected to be refunded partially or totally. It is measured at the amount the Company has an obligation to repay or amounts which did not meet the criteria for revenue recognition in the past, but there are no remaining goods and services to be provided in future.
Development of refund liabilities during the period is presented below:

	Year ended December 31
in € thousand	2025	2024
BALANCE AS AT JANUARY 1	26,141	39,941
Additions	4,649	4,013
Payments	—	(979)
Other releases	(1,117)	(18,922)
Revenue recognition	(9,985)	—
Interest expense capitalized	193	360
Exchange rate difference	(2,383)	1,728
BALANCE AS AT CLOSING DATE	17,498	26,141
Less non-current portion	(6,684)	(6,491)
CURRENT PORTION	10,814	19,650

As at December 31, 2025, from the total refund liability of €17.5 million, an amount of €9.0 million - current portion only- (December 31, 2024: €18.6 million) is connected to the Collaboration and License Agreement with Pfizer. In the year ended December 31, 2025, additions of €3.5 million arose from the Pfizer Collaboration and License Agreement
(December 31, 2024: €2.6 million). In 2025, the recognized revenue of €10.0 million (December 31, 2024: nil) and other releases of €0.9 million (December 31, 2024: €18.9 million) were recorded in connection to the Collaboration and License Agreement with Pfizer as well.
Refund liabilities of €6.7 million (of which €6.7 million is non-current) (December 31, 2024: €6.5 million, of which €6.5 million was non-current) relate to the expected payment in 2027 to GlaxoSmithKline (GSK) due to the termination of the strategic alliance agreement (SAA) in 2019.
The remaining amount of €1.8 million is mainly due to statistical return provision and rebates as at December 31, 2025  (December 31, 2024: €1.1 million).